EIGHTH AMENDMENT TO THE
                                 MICROAGE, INC.
                             RETIREMENT SAVINGS AND
                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST



                  The MicroAge, Inc. Retirement Savings and Employee Stock Ownership Plan and Trust (the "Plan"), as amended and restated by a document effective as of January 1, 1995 and as amended by the First Amendment dated May 10, 1995, the Second Amendment dated March 14, 1996, the Third Amendment dated November 4, 1996, the Fourth Amendment dated December 4, 1996, the Fifth Amendment dated January 31, 1997, the Sixth Amendment dated August 1, 1997 and the Seventh Amendment effective November 3, 1997, is hereby further amended as follows:

         1. The changes made to the Plan by this Eighth Amendment are effective as of the date of its execution.

         2. This Eighth Amendment shall amend only the provisions of the Plan as set forth herein, and those provisions not expressly amended hereby shall be considered in full force and effect.

         3. Section 3.01 of the Plan is hereby amended and restated in its entirety to read as follows:

                  3.01     Eligibility to Participate.

                           (a) For purposes of making Elective Deferrals in accordance with Section 4.02 of the Plan, each Employee shall become a Participant on the later of May 1, 1998 or the first day of the Plan quarter (the first day of the Plan Year, i.e., November 3 in 1997, February 1, May 1, or August 1) coincident with or next following the later of the Employee's employment commencement date or his twenty-first birthday.

                            (b) For  purposes  of  receiving  Employer  Matching
         Contributions   pursuant   to  Section   4.03  of  the  Plan  and  ESOP
         Contributions pursuant to Section 4.08 of the Plan, each Employee who has attained at least twenty-one (21) years of age, and has completed at least one (1) Year of Service with the Employer, shall become a Participant on the first day of the Plan quarter (the first day of the Plan Year, i.e., November 3 in 1997, February 1,
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         May 1, or August 1) coincident with or next following the date on which the Employee completes all of the eligibility requirements of this subsection (b).

                           (c) Any Employee who was a participant in the Prior Plan on the day before the Effective Date of this Plan shall continue as a Participant in the Plan.

                           (d) For purposes of eligibility under subsection (b) above, the term "Year of Service" shall mean a twelve (12) consecutive month period during which an Employee completes at least one thousand (1,000) Hours of Service, measured from the date the Employee completes his first Hour of Service. The Plan shall measure the second and any subsequent twelve (12) month period from the first day of the Plan Year in which the first anniversary of the Employee's first Hour of Service occurs, regardless of whether the Employee is entitled to be credited with One Thousand (1,000) Hours of Service during the initial eligibility computation period. An Employee who is credited with One Thousand (1,000) Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two (2) Years of Service for purposes of eligibility. For purposes of determining eligibility under subsection
         (b) above, all service with the Employer shall be counted.

                           (e)  Notwithstanding  any  provision  of this Section
         3.01 to the contrary, if an Employee was employed by an Acquired Company and was deferring compensation pursuant to a Code Section 401(k) cash or deferred arrangement sponsored by the Acquired Company immediately prior to the effective date of the acquisition of the Acquired Company, such Employee shall become a Participant in the Plan for all purposes on the first day of the Plan quarter coincident with or next following the effective date of said acquisition, regardless of whether the Employee is twenty-one (21) years of age and has completed one (1) Year of Service; provided, however, that said Employee is then employed by an Employer that has adopted this Plan.

         To signify its adoption of this Eighth Amendment, MicroAge, Inc. has caused this Eighth Amendment to be executed by its duly authorized officer on this 2nd day of April, 1998.

                                          MICROAGE, INC.

                                          By:    /s/ Jeffrey D. McKeever
                                                 -------------------------------
                                                 Jeffrey D. McKeever
                                                 Chairman of the Board and
                                                 Chief Executive Officer
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